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                                 ADDENDUM NO. 3

                                     TO THE

                    PXRE GROUP AMENDED AND RESTATED AGREEMENT
                        CONCERNING FILING OF CONSOLIDATED
                           FEDERAL INCOME TAX RETURNS

                                     BETWEEN

                            PXRE CORPORATION ("PXRE")

                                       AND

               TRANSNATIONAL REINSURANCE COMPANY ("Transnational")



               WHEREAS,  Transnational  is a  wholly-owned  subsidiary  of  PXRE
Reinsurance   Company   ("Reinsurance"),   and  Reinsurance  is  a  wholly-owned
subsidiary of PXRE; and

               WHEREAS, Transnational is, therefore, a member of the PXRE affiliated group of corporations filing consolidated federal income tax returns (the "PXRE Group") and has, by this Addendum No. 3 dated as of December 11, 1996 become a participant in the Amended and Restated Agreement dated as of August 23, 1993 between PXRE and Reinsurance establishing the terms pursuant to which the PXRE Group files its consolidated federal income tax returns, and

               NOW, THEREFORE, it is hereby agreed that Transnational shall be a participant in the PXRE Group Amended and Restated Agreement Concerning Filing of Consolidated Federal Income Tax Returns dated as of August 23, 1993 to which this Addendum is annexed.

                                      PXRE CORPORATION


                                      By: /s/ Gerald L. Radke
                                         --------------------------------
                                      Name:  Gerald L. Radke
                                      Title: Chairman of the Board, President
                                             and Chief Executive Officer


                                      TRANSNATIONAL REINSURANCE COMPANY


                                      By: /s/ Gerald L. Radke
                                         --------------------------------
                                      Name:  Gerald L. Radke
                                      Title: Chairman of the Board, President
                                             and Chief Executive Officer


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